UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 28, 2025
Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-52004	48-0561319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 SW Wanamaker Road, Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 7.01 Regulation FD Disclosure.

On March 28, 2025, FHLBank Topeka sent a message to its members announcing the declaration of a dividend for the quarter ending March 31, 2025. A copy of the message is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K is being furnished and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"). It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K. In addition, the furnishing of information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the FHLBank that the information is material or complete.

Forward Looking Statements

The information contained in this announcement contains forward-looking statements within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended (Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act), such as those pertaining to FHLBank’s objectives, projections, estimates or future predictions of FHLBank’s operations. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. These statements may be identified by the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “is likely,” “could,” “estimate,” “expect,” “will,” “intend,” “probable,” “project,” “should,” or their negatives or other variations of these terms. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent FHLBank’s intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond FHLBank’s ability to control or predict. FHLBank cautions that by their nature forward-looking statements involve risks or uncertainties and that actual results may differ materially from those expressed in any forward-looking statements as a result of such risks and uncertainties, including but not limited to: changes in the general economy; political events, including legislative, regulatory, judicial, or other developments that affect FHLBank, its members, counterparties or investors in the consolidated obligations of the FHLBanks, such as any government-sponsored enterprise (GSE) reforms; natural disasters, including those related to climate change, severe weather, public health crises, acts of war or terrorism or other external events; climate change and responses to climate change; governmental responses to an economic downturn, recession, inflation or other macro-level events or conditions; the uncertain, complex body of laws and regulations applicable to the FHLBanks; compliance with anti-money laundering statutes and regulations; competition from alternative loan and funding providers; membership changes, including changes resulting from member creditworthiness, member failures or mergers, changes due to member eligibility or housing mission focus, or changes in the principal place of business of members; a high concentration of advances and capital with a few members; changes in credit ratings of FHLBank Topeka, the other FHLBanks and the U.S. government; regulations relating to privacy, information security and data protection; joint and several liability of all or a portion of the consolidated obligations for which one or more of the other FHLBanks are the primary obligors; declines in U.S. home prices or weaknesses in activity in the U.S. housing and mortgage markets undermining the need for wholesale funding, thus impairing the volume and quality of mortgage loans originated and sold by members; defaults by, and the soundness of financial institutions, including clearinghouses, FHLBank members, non-member borrowers, counterparties and the other FHLBanks and their members, non-member borrowers and counterparties; changes in the fair value and economic value of pledged collateral securing advances or other extensions of credit to FHLBank members or non-member borrowers or collateral pledged by reverse repurchase and derivative counterparties; interruptions in FHLBank’s access to the capital markets; changes and volatility in interest rates and indices and FHLBank’s ability to manage interest rate risk; the ability to enter into effective derivative instruments on acceptable terms; FHLBank’s ability to meet obligations as they come due or meet the credit and liquidity needs of our members in a timely and cost-effective manner; an increase in required Affordable Housing Program (AHP) contributions; FHLBank's ability to declare dividends or to pay dividends at rates consistent with past practices; the lack of a public market and restrictions on transferring our capital stock and associated illiquidity; volatile market conditions impairing the ability of FHLBank’s financial models to produce unreliable results; reliance on counterparties and third-parties to provide accurate and complete information; potential costs and effects of litigation, regulatory actions, investigations or similar matters, or adverse facts and developments related thereto; the ability of FHLBank to keep pace with technological changes and innovation such as artificial intelligence (AI), and the ability to develop and support technology and information systems; cybersecurity threats, cybersecurity risk management and FHLBank’s ability to respond to cybersecurity incidents; judgments, assumptions and estimates in the preparation of our financial statements; effectiveness of FHLBank’s risk management framework in mitigating risks of losses; effectiveness of FHLBank’s internal control over financial reporting to report accurate and timely financial results; employee error and member, employee and third-party misconduct; fraudulent activity; third-party service providers fail to provide, terminate their services or fail to comply with banking regulations; and the ability of FHLBank to attract, onboard and retain skilled individuals, including qualified

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executive officers. Additional risks that might cause FHLBank’s results to differ from these forward-looking statements are provided in detail in FHLBank’s filings with the SEC, which are available at www.sec.gov.

All forward-looking statements contained in Exhibit 99.1 and incorporated herein are expressly qualified in their entirety by this cautionary notice. The reader should not place undue reliance on such forward-looking statements, since the statements speak only as of the date that they are made and FHLBank has no obligation and does not undertake publicly to update, revise or correct any forward-looking statement for any reason.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index	Exhibit Description
99.1	Message to FHLBank members dated March 28, 2025, announcing dividend declarations for the quarter ending March 31, 2025.
104	Cover Page Interactive Data File embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

03/28/2025	By: /s/ Philip D. Bacchus
Date	Name: Philip D. Bacchus
Title: Senior Vice President and Chief Financial Officer